VOYAGEUR MUTUAL FUNDS III

Delaware Select Growth Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R, and Institutional Class
Summary and Statutory Prospectuses dated February 28, 2014

The following is added to the summary prospectus section entitled “Who manages the Fund? – Investment manager”. The following is also added to the statutory prospectus sections entitled “Fund summary – Who manages the Fund? – Investment manager” and after the last paragraph in the section entitled “Who manages the Fund – Investment manager”:

Delaware Management Company (“DMC”), the investment advisor to the Fund, has engaged Delaware Investments Advisory Services (“DIAS”), an affiliate of DMC, to serve as the Fund’s sub-advisor pursuant to a sub-advisory agreement dated April 1, 2014. Subject to the supervision of DMC and the Fund’s Board, DIAS directs the investment of the Fund’s assets. Members of the Fund’s portfolio management team are officers of DIAS and continue to manage the Fund.

Jackson Square Partners, LLC (“JSP”), a Delaware limited liability company, will be a joint venture between Delaware Investments Advisers Partner, Inc., an affiliate of DMC, and California Street Partners, LLC, a California limited liability company. The sub-advisory agreement between DMC and DIAS will terminate upon the closing of the joint venture transaction. At that time, an interim sub-advisory agreement between DMC and JSP will provide for continuing sub-advisory services to the Fund pending shareholder approval of a definitive agreement between DMC and JSP.

DIAS is a wholly owned subsidiary of Delaware Investment Fund Advisers (“DIFA”). DIFA and DMC are both series of Delaware Management Business Trust (“DMBT”), a Delaware statutory trust. DMBT is a direct wholly owned subsidiary of Delaware Management Holdings, Inc. (“DMHI”), which, in turn, is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Macquarie Group Ltd. (“Macquarie”), which is located at No. 1 Martin Place, Sydney, New South Wales 2000, Australia.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated April 10, 2014.